SUPPLEMENTAL INFORMATION | PERIOD ENDED SEPTEMBER 30, 2018	Exhibit 99.2

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 211 wholly-owned properties and 26 joint venture properties totaling approximately 37.5 million square feet of gross leasable area (“GLA”) across 48 states and Puerto Rico.

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (collectively, the “Original JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

As of September 30, 2018, pursuant to a master lease (the “Master Lease”), 129 of the Company’s wholly-owned properties are leased to and are operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At 64 properties, diversified, non-Sears tenants occupy a portion of leasable space alongside Sears and Kmart, 62 properties are leased only to diversified, non-Sears tenants and 20 properties are vacant.  The Company also owns 50% interests in 26 properties through joint venture investments.  A portion of the space at 22 of the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

There are 46 properties subject to previously exercised recapture or termination notices, and four properties under contract for sale, for which Sears was still making rental payments.  Taking into account this recapture, termination and transaction activity, we leased space at 82 wholly-owned properties and 19 JV properties to Sears Holdings as of September 30, 2018.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED SEPTEMBER 30, 2018

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction	Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

September 30, 2018

(In thousands, except per share, PSF and ratio amounts)

Three Months Ended September 30,	Nine Months Ended September 30,
Financial Results	2018	2017	2018	2017
Net income (loss) attributable to Seritage common shareholders (page 3)	$(23,441)	$10,514	$(22,337)	$(30,543)
Total NOI (page 5)	35,713	43,586	109,052	135,198
FFO (page 7)	(433)	25,767	17,102	80,559
Company FFO (page 7)	(774)	17,591	20,184	70,275
Net income (loss) per diluted share attributable to Seritage common shareholders (page 3)	$(0.66)	$0.31	$(0.63)	$(0.91)
FFO per diluted share (page 7)	(0.01)	0.46	0.31	1.45
Company FFO per diluted share (page 7)	(0.01)	0.32	0.36	1.26
Wtd. avg. diluted shares - EPS	35,598	33,841	35,535	33,685
Wtd. avg diluted shares - FFO/share	55,717	55,673	55,700	55,601
Stock trading price range	$41.51 to $51.53	$41.49 to $48.98	$34.50 to $51.53	$38.76 to $48.98

As of	As of
Financial Ratios (page 4)	September 30, 2018	September 30, 2017
Total debt to total market capitalization	37.7%	33.5%
Net debt to adjusted EBITDA	9.5	x	7.3	x
Adjusted EBITDA to cash interest expense	1.6	x	2.2	x

As of	As of
Property Data (page 10)	September 30, 2018	September 30, 2017
Number of properties	237	258
Gross leasable area (total / at share)	37,540 / 35,186	40,486 / 37,950
Percentage leased (total / at share)	81.2% / 80.8%	90.7% / 90.2%

As of September 30, 2018
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$90,805	39.9%	$4.73
In-Place Third-Party Leases	61,557	27.1%	13.20
SNO Third-Party Leases	75,010	33.0%	16.49
Total	$227,372	100.0%	$8.00

As of September 30, 2017
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$122,015	54.6%	$4.44
In-Place Third-Party Leases	47,430	21.2%	12.74
SNO Third-Party Leases	53,868	24.2%	17.85
Total	$223,313	100.0%	$6.53

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet (unaudited)

September 30, 2018

(In thousands, except share and per share amounts)

	September 30, 2018	December 31, 2017
ASSETS
Investment in real estate
Land	$700,725	$799,971
Buildings and improvements	883,042	829,168
Accumulated depreciation	(165,011)	(139,483)
	1,418,756	1,489,656
Construction in progress	263,696	224,904
Net investment in real estate	1,682,452	1,714,560
Real estate held for sale	15,144	—
Investment in unconsolidated joint ventures	399,878	282,990
Cash and cash equivalents	581,621	241,569
Restricted cash	—	175,665
Tenant and other receivables, net	45,214	30,787
Lease intangible assets, net	207,947	310,098
Prepaid expenses, deferred expenses and other assets, net	32,780	20,148
Total assets	$2,965,036	$2,775,817

LIABILITIES AND EQUITY
Liabilities
Term Loan Facility, net	$1,598,123	$—
Mortgage loans payable, net	—	1,202,314
Unsecured term loan, net	—	143,210
Accounts payable, accrued expenses and other liabilities	115,508	109,433
Total liabilities	1,713,631	1,454,957

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 35,667,521 and 32,415,734 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	357	324
Class B common shares $0.01 par value; 5,000,000 shares authorized; 1,322,365 and 1,328,866 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	13	13
Class C common shares $0.01 par value; 50,000,000 shares authorized; nil and 3,151,131 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively	—	31
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2018 and December 31, 2017; liquidation preference of $70,000	28	28
Additional paid-in capital	1,124,461	1,116,060
Accumulated deficit	(279,092)	(229,760)
Total shareholders' equity	845,767	886,696
Non-controlling interests	405,638	434,164
Total equity	1,251,405	1,320,860
Total liabilities and equity	$2,965,036	$2,775,817

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations (unaudited)

September 30, 2018

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
REVENUE
Rental income	$41,152	$48,167	$114,070	$139,526
Tenant reimbursements	15,326	15,881	44,541	47,813
Management and other fee income	115	—	1,029	—
Total revenue	56,593	64,048	159,640	187,339
EXPENSES
Property operating	6,348	4,311	20,122	13,985
Real estate taxes	12,199	11,335	32,797	35,707
Depreciation and amortization	49,830	61,059	134,048	170,293
General and administrative	8,338	5,272	24,808	16,639
Provision for doubtful accounts	87	68	257	119
Total expenses	76,802	82,045	212,032	236,743
Operating loss	(20,209)	(17,997)	(52,392)	(49,404)
Equity in loss of unconsolidated joint ventures	(2,266)	(3,686)	(7,006)	(4,226)
Interest and other income	1,162	352	2,298	472
Interest expense	(30,723)	(18,049)	(65,004)	(53,072)
Change in fair value of interest rate cap	(16)	(91)	(23)	(686)
Loss before income taxes	(52,052)	(39,471)	(122,127)	(106,916)
Provision for income taxes	(93)	—	(437)	(266)
Loss before gain on sale of real estate	(52,145)	(39,471)	(122,564)	(107,182)
Gain on sale of real estate	17,401	13,018	93,419	13,018
Gain on sale of interests in unconsolidated joint ventures	—	43,729	—	43,729
Net (loss) income	(34,744)	17,276	(29,145)	(50,435)
Net loss (income) attributable to non-controlling interests	12,528	(6,762)	10,486	19,892
Net (loss) income attributable to Seritage	$(22,216)	$10,514	$(18,659)	$(30,543)
Preferred dividends	(1,225)	—	(3,678)	—
Net (loss) income attributable to Seritage common shareholders	$(23,441)	$10,514	$(22,337)	$(30,543)

Net (loss) income per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.66)	$0.31	$(0.63)	$(0.91)
Net (loss) income per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.66)	$0.31	$(0.63)	$(0.91)
Weighted average Class A and Class C common shares outstanding - Basic	35,598	33,774	35,535	33,685
Weighted average Class A and Class C common shares outstanding - Diluted	35,598	33,841	35,535	33,685

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

September 30, 2018

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	September 30, 2018		December 31, 2017
Class A common shares outstanding	35,668		32,416
Class C common shares outstanding	—		3,151
OP units outstanding	20,119		20,218
Total shares & units outstanding	55,787		55,785
Share Price	$47.49		$40.46
Equity market capitalization	$2,649,325		$2,257,061

Total Market Capitalization
Equity market capitalization	$2,649,325		$2,257,061
Total debt	1,600,000		1,355,562
Total market capitalization	$4,249,325		$3,612,623

Financial Ratios
Total debt to total market capitalization	37.7%		37.5%

Total debt	$1,600,000		$1,355,562
Cash and cash equivalents	(581,621)		(241,569)
Restricted cash	—		(175,665)
Net Debt	$1,018,379		$938,328

Net debt to Adjusted EBITDA (1)	9.5	x	6.5	x

Gross real estate investments	$2,329,729		$2,397,731
Investment in unconsolidated joint ventures	399,878		282,990
Total real estate investments	$2,729,607		$2,680,721

Net debt to total real estate investments	37.3%		35.0%

Interest expense (net of amounts capitalized) (1)	$82,044		$70,012
Amortization of deferred financing costs (1)	(12,551)		(8,719)
Cash interest expense (net of amounts capitalized) (1)	$69,493		$61,293

Adjusted EBITDA to cash interest expense (net of amounts capitalized) (1)	1.6	x	2.4	x

(1)	For the twelve months ended September 30, 2018 and December 31, 2017, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

September 30, 2018

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
NOI and Total NOI	2018	2017	2018	2017
Net (loss) income	$(34,744)	$17,276	$(29,145)	$(50,435)
Termination fee income	(6,988)	(10,596)	(7,162)	(17,360)
Management and other fee income	(115)	—	(1,029)	—
Depreciation and amortization	49,830	61,059	134,048	170,293
General and administrative expenses	8,338	5,272	24,808	16,639
Equity in loss of unconsolidated joint ventures	2,266	3,686	7,006	4,226
Gain on sale of interests in unconsolidated joint ventures	—	(43,729)	—	(43,729)
Gain on sale of real estate	(17,401)	(13,018)	(93,419)	(13,018)
Interest and other income	(1,162)	(352)	(2,298)	(472)
Interest expense	30,723	18,049	65,004	53,072
Change in fair value of interest rate cap	16	91	23	686
Provision for income taxes	93	—	437	266
NOI	$30,856	$37,738	$98,273	$120,168
NOI of unconsolidated joint ventures	4,337	4,830	14,102	18,328
Straight-line rent adjustment (1)	885	1,230	(2,289)	(2,396)
Above/below market rental income/expense (1)	(365)	(212)	(1,034)	(902)
Total NOI	$35,713	$43,586	$109,052	$135,198

	As of September 30,
Annualized Total NOI	2018	2017
Total NOI (per above)	$35,713	$43,586
Period adjustments (2)	(10)	(1,292)
Adjusted Total NOI	35,703	42,294
Annualize	x 4	x 4
Adjusted Total NOI annualized	142,812	169,176
Plus: estimated annual Total NOI from SNO leases	73,129	52,868
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(6,228)	(4,402)
Annualized Total NOI	$209,713	$217,642

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

September 30, 2018

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
EBITDAre and Company EBITDA	2018	2017	2018	2017
Net (loss) income	$(34,744)	$17,276	$(29,145)	$(50,435)
Interest expense	30,723	18,049	65,004	53,072
Provision for income and other taxes	93	—	437	266
Depreciation and amortization	49,830	61,059	134,048	170,293
Depreciation and amortization (unconsolidated joint ventures)	3,671	4,755	10,980	18,583
Gain on sale of interests in unconsolidated joint ventures	—	(43,729)	—	(43,729)
Gain on sale of real estate	(17,401)	(13,018)	(93,419)	(13,018)
EBITDAre	$32,172	$44,392	$87,905	$135,032
Termination fee income	(6,988)	(10,596)	(7,162)	(17,360)
Change in fair value of interest rate cap	16	91	23	686
Company EBITDA	$25,200	$33,887	$80,766	$118,358

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

September 30, 2018

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
FFO and Company FFO	2018	2017	2018	2017
Net (loss) income	$(34,744)	$17,276	$(29,145)	$(50,435)
Real estate depreciation and amortization (consolidated properties)	49,266	60,483	132,364	169,158
Real estate depreciation and amortization (unconsolidated joint ventures)	3,671	4,755	10,980	18,583
Gain on sale of interests in unconsolidated joint ventures	—	(43,729)	—	(43,729)
Gain on sale of real estate	(17,401)	(13,018)	(93,419)	(13,018)
Dividends on preferred shares	(1,225)	—	(3,678)	—
FFO attributable to common shareholders and unitholders	$(433)	$25,767	$17,102	$80,559
Termination fee income	(6,988)	(10,596)	(7,162)	(17,360)
Change in fair value of interest rate cap	16	91	23	686
Amortization of deferred financing costs	6,631	2,329	10,221	6,390
Company FFO attributable to common shareholders and unitholders	$(774)	$17,591	$20,184	$70,275

FFO per diluted common share and unit	$(0.01)	$0.46	$0.31	$1.45
Company FFO per diluted common share and unit	$(0.01)	$0.32	$0.36	$1.26

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	35,598	33,841	35,535	33,685
Weighted average OP units outstanding	20,119	21,832	20,165	21,916
Weighted average common shares and units outstanding	55,717	55,673	55,700	55,601

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

September 30, 2018

(In thousands)

	As of	As of
Debt Summary	September 30, 2018	December 31, 2017
Mortgage notes payable	$—	$1,210,562
Interest rate	—	LIBOR + 470
Maturity	—	July 2019

Unsecured Term Loan	$—	$145,000
Interest rate	—	6.75%
Maturity	—	December 2018

Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$—
Interest rate / undrawn rate	7.00% / 1.00%	—
Maturity	July 2023	—

Restricted Cash
Reserve for redevelopment projects / capital expenditures	$—	$137,996
Reserve for property operating expenses	—	21,735
Reserve for environmental remediation	—	10,751
Other, including prepaid rental income	—	2,679
Reserve for deferred maintenance	—	2,504
Total restricted cash	$—	$175,665

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$8,147	$4,813
FF&E	5,994	6,290
Other prepaid expenses	5,142	1,445
Prepaid insurance	4,753	2,352
Other assets	4,673	2,493
Prepaid real estate taxes	4,071	2,732
Interest rate cap	—	23
Total prepaid expenses, deferred expenses and other assets	$32,780	$20,148

Accounts Payable, Accrued Expenses and Other Liabilities
Accrued development expenditures	$25,604	$21,449
Accrued real estate taxes	21,513	17,091
Dividends and distributions payable	15,659	14,559
Accounts payable and accrued expenses	13,301	9,588
Below-market leases	12,010	14,476
Environmental reserve	9,728	11,322
Prepaid rental income	6,089	4,156
Unearned tenant reimbursements	5,500	10,522
Accrued interest	3,523	3,689
Deferred maintenance	2,581	2,581
Total accounts payable, accrued expenses and other liabilities	$115,508	$109,433

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

September 30, 2018

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Select Non-Cash Items	2018	2017	2018	2017
Straight-line rental income
Wholly-owned	$(1,064)	$(1,115)	$1,750	$2,364
Joint ventures	179	(115)	539	32
Total	$(885)	$(1,230)	$2,289	$2,396

Net amortization of above/below market rental income/expense
Wholly-owned	$(225)	$191	$590	$581
Joint ventures	189	21	444	321
Total	$(36)	$212	$1,034	$902

Amortization of deferred financing costs	$(6,631)	$(2,329)	$(10,221)	$(6,390)
Stock-based compensation expense	(2,210)	(387)	(5,589)	(1,167)

Dividends
Dividends per Class A and Class C common share	$0.25	$0.25	$0.75	$0.75
Declaration date	July 24, 2018	July 25, 2017
Record date	Sept 28, 2018	Sept 29, 2017
Payment date	Oct 11, 2018	Oct 12, 2017

PROPERTY INFORMATION

Portfolio Overview

September 30, 2018

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of September 30, 2018:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	211	26	237

Total GLA	32,832	4,708	37,540
At share	32,832	2,354	35,186

Leased GLA	26,381	4,096	30,477
At share	26,381	2,047	28,428

Percentage leased	80.4%	87.0%	81.2%
At share	80.4%	87.0%	80.8%

Property Type

As of September 30, 2018, the portfolio included 119 properties characterized as attached to regional malls and 118 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of September 30, 2018:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent	PSF	Leased
Mall	119	15,697	$126,113	$8.03	82.0%
Shopping Center	118	12,732	101,259	7.95	79.4%
Total	237	28,429	$227,372	$8.00	80.8%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2018:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)	151	19,217	67.6%	$90,805	39.9%	$4.73
In-place diversified, non-Sears leases	240	4,663	16.4%	61,557	27.1%	13.20
SNO diversified, non-Sears leases	156	4,549	16.0%	75,010	33.0%	16.49
Sub-total diversified, non-Sears leases (2)	396	9,212	32.4%	136,567	60.1%	14.82
Total	547	28,429	100.0%	$227,372	100.0%	$8.00

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)

Taking into account exercised recapture/termination notices and assets under contract for sale, annual base rent from diversified, non-Sears tenants accounted for 68.6% of total annual base rent as of September 30, 2018

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2018

(In thousands, except number of leases and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2018:

	Number of	Annual	% of Total
Tenant	Leases	Rent	Annual Rent	Concepts/Brands
Sears Holdings (1)(2)	151	$90,805	39.9%	Sears, Sears Auto Center, Kmart
Round One Entertainment	8	7,759	3.4%
At Home	11	6,592	2.9%
Dave & Busters	7	6,328	2.8%
Ross Dress For Less, Inc.	14	5,326	2.3%	Ross Dress for Less, dd's Discounts
Burlington Stores	8	5,194	2.3%
Cinemark	4	4,899	2.2%
Dick's Sporting Goods	5	4,830	2.1%
Nordstrom Rack	6	4,385	1.9%
AMC	3	4,202	1.8%
Blink Fitness	17	3,980	1.8%
Primark	3	3,925	1.7%
TJX	9	3,349	1.5%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Floor & Décor	3	3,082	1.4%
24 Hour Fitness	3	2,909	1.3%
Bed Bath & Beyond	6	2,491	1.1%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, Christmas Tree Shops andThat!

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)	Taking into account exercised recapture/termination notices and assets under contract for sale, there were 101 properties subject to the Master Lease and JV Master Leases as of September 30, 2018.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2018

(In thousands, except number of properties and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2018:

(in thousands except property count and PSF data)
	Number of	Annual	% of Total	Rent
State	Properties	Rent	Annual Rent	PSF
California	41	$45,480	20.0%	$7.90
Florida	26	29,752	13.1%	9.22
New York	11	15,409	6.8%	12.14
Texas	15	11,436	5.0%	6.93
Illinois	10	10,660	4.7%	6.71
New Jersey	5	8,807	3.9%	15.51
Pennsylvania	7	7,676	3.4%	10.86
Virginia	6	7,418	3.3%	7.02
Puerto Rico	6	7,083	3.1%	7.85
Arizona	11	6,986	3.1%	5.55
Total Top 10	138	$150,707	66.4%	$8.38
Other (1)	99	76,665	33.6%	7.34
Total	237	$227,372	100.0%	$8.00

(1)	Includes 39 states

PROPERTY INFORMATION

Leasing Activity

September 30, 2018

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through September 30, 2018, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 2016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Q3 2017	21	601	9,770	16.25	18	486	8,730	17.97	4.6	x
Q4 2017	23	872	14,827	17.00	21	868	14,669	16.90	3.8	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
Q1 2018	20	391	7,915	20.24	19	389	7,891	20.29	4.1	x
Q2 2018	42	714	10,709	15.00	42	714	10,709	15.00	3.7	x
Q3 2018	22	546	7,487	13.71	18	529	7,012	13.26	3.8	x
Total Retail	252	6,481	$112,078	$17.29	230	6,120	$106,341	$17.38	4.1	x
Other (1)	4	526	3,256
Total	256	7,007	$115,334

(1)	Includes self storage, auto dealership and office leases.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from March 31, 2018 to September 30, 2018, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of June 30, 2018	144	3,963	$70,560	$17.80
Opened	(12)	(335)	(4,788)	14.29
Sold / contributed to JVs / terminated	(1)	(12)	(113)	9.42
Signed	25	933	9,351	10.02
As of September 30, 2018	156	4,549	$75,010	$16.49

PROPERTY INFORMATION

Redevelopment Projects

September 30, 2018

(In thousands, except number of projects)

The table below summarizes the Company’s wholly-owned development activity from inception through September 30, 2018:

(in thousands)
			Estimated	Estimated				Estimated
	Number	Project	Development	Project	Projected Annual Income (2)			Incremental
Estimated Project Costs (1)	of Projects	Square Feet	Costs (1)	Costs (1)	Total	Existing	Incremental	Yield (3)
< $10,000	27	1,967	$124,700	$124,700	$21,500	$4,700	$16,800
$10,001 - $20,000 (4)	31	3,603	419,000	438,900	61,000	15,300	45,700
> $20,001	21	3,556	763,300	820,100	110,500	22,700	87,800
Announced projects	79	9,126	$1,307,000	$1,383,700	$193,000	$42,700	$150,300	10.5 - 11.5%
Acquired projects	15		63,600	63,600
Total projects	94		$1,370,600	$1,447,300

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.
(4)	Includes Saugus, MA project which has been temporarily postponed while the Company identifies a new lead tenant.

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

September 30, 2018

The tables below provide brief descriptions of each of the redevelopment projects originated on the Company’s platform since its inception:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	Complete
Merrillville, IN	Termination property; redevelop existing store for At Home and small shop retail	132,000	Complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Complete
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Complete
Rehoboth Beach, DE	Partial recapture; redevelop existing store for andThat! and PetSmart	56,700	Complete
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City, Blink Fitness and additional retail	144,400	Complete
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Complete
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional retail (note: property sold in Q2 2018)	15,400	Complete
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Complete
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness, Capri and additional retail and restaurants	56,100	Complete
Ft. Wayne, IN	Site densification (project expansion); new outparcels for BJ's Brewhouse and Chick-Fil-A	12,000	Complete
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse, Ethan Allen and additional small shop retail	28,000	Substantially complete
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart, Ross Dress for Less and Five Below	92,500	Substantially complete
Florissant, MO	Site densification; new outparcel for Chick-Fil-A	5,000	Delivered to tenant
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Underway	Q4 2018
Westwood, TX	Termination property; site has been leased to Sonic Automotive and will be repurposed as an auto dealership	213,600	Underway	Q4 2018
New Iberia, LA	Termination property; redevelop existing store for Rouses Supermarkets, Hobby Lobby and small shop retail	93,100	Underway	Q1 2019
North Little Rock, AR	Recapture and repurpose auto center space for LongHorn Steakhouse and additional small shop retail	17,300	Underway	Q2 2019
St. Clair Shores, MI	100% recapture; demolish existing store and develop site for new Kroger grocery store	107,200	Underway	Q2 2019
Hopkinsville, KY	Termination property; redevelop existing store for Bargain Hunt, Farmer's Furniture, Harbor Freight Tools and small shop retail	87,900	Underway	Q2 2019
Mt. Pleasant, PA	Termination property; redevelop existing store for Aldi, Big Lots and additional retail	86,300	Underway	Q3 2019
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Underway	Q3 2019
Gainesville, FL	Termination property; repurpose existing store as office space for Florida Clinical Practice Association / University of Florida College of Medicine	139,100	Q4 2018	Q4 2019
Layton, UT	Termination property; a portion of the space has been leased to Extra Space Storage and will be repurposed as self storage; existing tenants include Vasa Fitness and small shop retail	172,100	Q1 2019	Q2 2019
Hampton, VA	Site densification; new outparcel for Chick-fil-A	2,200	Q1 2019	Q3 2019
Hialeah, FL	Recapture and repurpose auto center space for restaurants and small shop retail	14,000	Q2 2019	Q1 2020

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

September 30, 2018

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	90,000	Complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Complete
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Gold's Gym, Sportsman's Warehouse, additional retail and restaurants	111,300	Complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Substantially complete
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Décor, Orchard Supply Hardware, LongHorn Steakhouse, Mission BBQ, Olive Garden and additional small shop retail and restaurants	139,200	Substantially complete
Paducah, KY	Termination property; redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	102,300	Substantially complete
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Marshall's, Orangetheory Fitness, Outback Steakhouse, CoreLife Eatery and additional small shop retail	133,400	Substantially complete
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Substantially complete
Salem, NH	Densify site with new theatre for Cinemark and recapture and repurpose auto center for restaurant space to join existing tenant Dick's Sporting Goods	71,200	Delivered to tenants
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants	83,500	Delivered to tenants
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,300	Underway	Q4 2018
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores and Ross Dress for Less	79,800	Underway	Q1 2019
North Miami, FL	100% recapture; redevelop existing store for Blink Fitness, Burlington Stores, Michael's and Ross Dress for Less	124,300	Underway	Q4 2018
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Underway	Q4 2018
Warwick, RI	Termination property (project expansion); redevelop existing store and detached auto center for At Home, BJ's Brewhouse, Raymour & Flanigan, additional retail and restaurants	190,700	Underway	Q4 2018
Hialeah, FL	100% recapture; redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and dd's Discounts to join current tenant, Aldi	88,400	Underway	Q4 2018
Canton, OH	Partial recapture; redevelop existing store for Dave & Busters and restaurants	83,900	Underway	Q2 2019
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Blink Fitness, Round One, additional junior anchors, small shop retail and restaurants	103,900	Underway	Q2 2019
Olean, NY	Termination property (project expansion); redevelop existing store for Marshall's, Ollie's Bargain Basement and additional retail	125,700	Underway	Q2 2019
West Jordan, UT	Termination property (project expansion); redevelop existing store and attached auto center for At Home, Burlington Stores and additional retail	190,300	Underway	Q2 2019
Las Vegas, NV	Partial recapture; redevelop existing store for Round One and additional retail	78,800	Underway	Q3 2019
Roseville, MI	Termination property (project expansion); redevelop existing store for At Home, Hobby Lobby, Chick-fil-A and additional retail	369,800	Underway	Q3 2019
Yorktown Heights, NY	Partial recapture; redevelop existing store for 24 Hour Fitness and additional retail	85,200	Underway	Q4 2019
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	126,700	Underway	Q4 2019
Chicago, IL (Kedzie)	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts, Blink Fitness and additional retail	123,300	Q4 2018	Q4 2019
El Paso, TX	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts and additional retail	114,700	Q4 2018	Q4 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
September 30, 2018

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and additional junior anchors	62,200	Q4 2018	Q4 2019
Warrenton, VA	Termination property; redevelop existing store for Homegoods and additional retail	97,300	Q1 2019	Q3 2019
Pensacola, FL	Termination property; redevelop existing store for BJ's Wholesale, Lucky's Market and restaurants	134,700	Q1 2019	Q1 2020
Vancouver, WA	Partial recapture; redevelop existing store for Round One and additional retail and restaurants	72,400	Q1 2019	Q2 2020
Saugus, MA	Partial recapture; redevelop existing store and detached auto center (note: temporarily postponed while the Company identifies a new lead tenant)	99,000	To be determined

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

September 30, 2018

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar and additional junior anchors, restaurants and small shop retail	135,200	Complete
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse, Verizon and additional small shop retail and restaurants	142,400	Complete
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for buybuyBaby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail (note: contributed to West Hartford JV in Q2 2018)	147,600	Substantially complete
Wayne, NJ	Partial recapture (project expansion); redevelop existing store and detached auto center for Cinemark, Dave & Busters and additional junior anchors and restaurants (note: contributed to GGP II JV in Q3 2017)	156,700	Delivered to tenant
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less, Gold's Gym and additional retail	163,800	Underway	Q1 2019
Watchung, NJ	100% recapture; demolish full-line store and detached auto center and construct new buildings for Cinemark, HomeSense, Sierra Trading Post, Ulta Beauty, Chick-fil-A, small shop retail and additional restaurants	126,700	Underway	Q2 2019
Austin, TX	100% recapture (project expansion); redevelop existing store for AMC Theatres, additional junior anchors and restaurants	177,400	Underway	Q3 2019
El Cajon, CA	100% recapture; redevelop existing store and auto center for Ashley Furniture, Bob's Discount Furniture, Burlington Stores and additional retail and restaurants; a portion of the space has been leased to Extra Space Storage and will be repurposed as self storage	242,700	Underway	Q3 2019
Anchorage, AK	100% recapture; redevelop existing store for Guitar Center, Safeway, Planet Fitness and additional retail to join current tenant, Nordstrom Rack	142,500	Underway	Q4 2019
Aventura, FL	100% recapture; demolish existing store and construct new, multi-level open air retail destination featuring a leading collection of experiential shopping, dining and entertainment concepts alongside a treelined esplanade and activated plazas	216,600	Underway	Q4 2019
East Northport, NY	Termination property; redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, Floor & Decor and small shop retail	179,700	Underway	Q4 2019
Greendale, WI	Termination property; redevelop existing store and attached auto center for Dick's Sporting Goods, Golf Galaxy, Round One, TJ Maxx, additional retail and restaurants	223,800	Underway	Q4 2019
Reno, NV	100% recapture; redevelop existing store and auto center for Round One and additional retail	169,800	Underway	Q4 2019
San Diego, CA	100% recapture; redevelop existing store into two highly-visible, multi-level buildings with exterior facing retail space leased to Equinox Fitness and a premier mix of experiential shopping, dining, and entertainment concepts (note: contributed to UTC JV in Q2 2018)	206,000	Underway	Q4 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space (note: contributed to Mark 302 JV in Q1 2018)	96,500	Underway	Q4 2019
Tucson, AZ	100% recapture; redevelop existing store and auto center for Round One and additional retail	224,300	Underway	Q4 2019
Fairfield, CA	100% recapture (project expansion); redevelop existing store and auto center for Dave & Busters, AAA Auto Repair Center and additional retail	146,500	Underway	Q1 2020
Roseville, CA	Termination property (project expansion): redevelop existing store and auto center for Cinemark, Round One, AAA Auto Repair Center, additional retail and restaurants	147,400	Underway	Q2 2020

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
September 30, 2018

Total Project Costs over $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Plantation, FL	100% recapture (project expansion); redevelop existing store and auto center for GameTime, Powerhouse Gym, additional retail and restaurants	184,400	Q4 2018	Q1 2020
San Antonio, TX	Termination property (project expansion); redevelop existing store for Bed Bath & Beyond, buybuyBaby, additional retail and fitness to complement repurposed auto center occupied by Orvis, Jared's Jeweler and Shake Shack	215,900	Q4 2018	Q2 2020
Asheville, NC	100% recapture; redevelop existing store and auto center for Alamo Drafthouse, restaurants and small shop retail	110,600	Q1 2019	Q3 2020

PROPERTY INFORMATION

Termination Properties

September 30, 2018

As of September 30, 2018, Sears Holdings had terminated the Master Lease, or provided notice of its intent to terminate the Master Lease, with respect to 87 stores totaling 11.7 million square feet of gross leasable area.

As of September 30, 2018, the Company had completed or commenced redevelopment projects at 38 of the terminated properties and will continue to announce redevelopment activity as new leases are signed to occupy the space formerly occupied by Sears Holdings.  As of September 30, 2018, the Company had also sold ten of the terminated properties.

The table below includes the 87 properties at which Sears Holdings has terminated the Master Lease, or provided notice of its intent to terminate the Master Lease, as of September 30, 2018:

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Antioch, CA	95,200	August 2018	December 2018
Columbus, MS	117,100	August 2018	December 2018
Dayton, OH	148,800	August 2018	December 2018	Q2 2017
Flagstaff, AZ	66,200	August 2018	December 2018
Ft. Wayne, IN	213,600	August 2018	December 2018	Q3 2016 / Q3 2017
Jackson, MI	144,200	August 2018	December 2018
Manchester, NH	135,100	August 2018	December 2018
Salem, NH	119,000	August 2018	December 2018	Q4 2017
Savannah, GA	155,700	August 2018	December 2018
Scott Depot, WV	89,800	August 2018	December 2018
Steger, IL	87,400	August 2018	December 2018
Victor, NY	115,300	August 2018	December 2018
West Jordan, UT	117,300	August 2018	December 2018	Q3 2016 / Q3 2018
Chesapeake, VA	169,400	June 2018	November 2018
Clay, NY	138,000	June 2018	November 2018
Havre, MT	94,700	June 2018	November 2018
Newark, CA	145,800	June 2018	November 2018
Oklahoma City, OK	173,700	June 2018	November 2018	Q3 2017
Troy, MI	271,300	June 2018	November 2018	Q3 2016
Virginia Beach, VA	86,900	June 2018	November 2018	Q3 2015
Madison, WI	88,100	June 2018	October 2018	Q2 2016
Thousand Oaks, CA	50,300	June 2018	October 2018	Q3 2015
Cedar Rapids, IA	141,100	April 2018	August 2018
Citrus Heights, CA	280,700	April 2018	August 2018
Gainesville, FL	140,500	April 2018	August 2018	Q2 2018
Maplewood, MN	168,500	April 2018	August 2018
Pensacola, FL	212,300	April 2018	August 2018	Q2 2018
Rochester, NY	128,500	April 2018	August 2018
Roseville, CA	121,000	April 2018	August 2018	Q2 2017 / Q1 2018
San Antonio, TX	187,800	April 2018	August 2018	Q4 2015
Warrenton, VA	113,900	April 2018	August 2018	Q1 2018
Westwood, TX	215,000	June 2017	January 2018 (1)	Q3 2018
Friendswood, TX	166,000	June 2017	November 2017 (1)
Albany, NY	216,200	June 2017	October 2017	Q1 2016
Burnsville, MN	161,700	June 2017	October 2017
Chicago, IL (N Harlem)	293,700	June 2017	October 2017
Cockeysville, MD	83,900	June 2017	October 2017	Q1 2017
East Northport, NY	187,000	June 2017	October 2017	Q2 2017
Greendale, WI	238,400	June 2017	October 2017	Q4 2017
Hagerstown, MD	107,300	June 2017	October 2017	Q1 2016 / Sold
Johnson City, NY	155,100	June 2017	October 2017
Lafayette, LA	194,900	June 2017	October 2017
Mentor, OH	208,700	June 2017	October 2017
Middleburg Heights, OH	351,600	June 2017	October 2017
Olean, NY	75,100	June 2017	October 2017	Q1 2017

PROPERTY INFORMATION

Termination Properties (cont’d)
September 30, 2018

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Overland Park, KS	215,000	June 2017	October 2017
Roseville, MI	277,000	June 2017	October 2017	Q3 2016
Sarasota, FL	204,500	June 2017	October 2017
Toledo, OH	209,900	June 2017	October 2017
Warwick, RI	169,200	June 2017	October 2017	Q3 2016 / Q3 2017
York, PA	82,000	June 2017	October 2017
Chapel Hill, OH	187,179	January 2017	April 2017
Concord, NC	137,499	January 2017	April 2017
Detroit Lakes, MN	79,102	January 2017	April 2017
El Paso, TX	103,657	January 2017	April 2017	Q2 2018
Elkins, WV	94,885	January 2017	April 2017	Sold
Henderson, NV	122,823	January 2017	April 2017	Q1 2017
Hopkinsville, KY	70,326	January 2017	April 2017	Q1 2018
Jefferson City, MO	92,016	January 2017	April 2017	Q2 2017
Kenton, OH	96,066	January 2017	April 2017
Kissimmee, FL	112,505	January 2017	April 2017
Layton, UT	90,010	January 2017	April 2017	Q3 2018
Leavenworth, KS	76,853	January 2017	April 2017
Mt. Pleasant, PA	83,536	January 2017	April 2017	Q2 2018
Muskogee, OK	87,500	January 2017	April 2017	Sold
Owensboro, KY	68,334	January 2017	April 2017	Sold
Paducah, KY	108,244	January 2017	April 2017	Q3 2017
Platteville, WI	94,841	January 2017	April 2017	Sold
Riverside, CA (Iowa Ave.)	94,500	January 2017	April 2017
Sioux Falls, SD	72,511	January 2017	April 2017	Sold
Alpena, MI	118,200	September 2016	January 2017
Chicago, IL (S Kedzie)	118,800	September 2016	January 2017	Q3 2018
Cullman, AL	98,500	September 2016	January 2017	Q2 2017
Deming, NM	96,600	September 2016	January 2017
Elkhart, IN	86,500	September 2016	January 2017	Q4 2016
Harlingen, TX	91,700	September 2016	January 2017	Sold
Houma, LA	96,700	September 2016	January 2017	Sold
Kearney, NE	86,500	September 2016	January 2017	Q3 2016
Manistee, MI	87,800	September 2016	January 2017
Merrillville, IN	108,300	September 2016	January 2017	Q4 2016
New Iberia, LA	91,700	September 2016	January 2017	Q2 2017
Riverton, WY	94,800	September 2016	January 2017
Sault Sainte Marie, MI	92,700	September 2016	January 2017
Sierra Vista, AZ	86,100	September 2016	January 2017	Sold
Springfield, IL	84,200	September 2016	January 2017	Q3 2016
Thornton, CO	190,200	September 2016	January 2017	Q1 2017
Yakima, WA	97,300	September 2016	January 2017	Sold
Total square feet	11,728,387

(1)	The Company and Sears Holdings agreed to extend occupancy beyond October 2017 under the existing Master Lease terms.

PROPERTY INFORMATION

Joint Venture Properties

September 30, 2018

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	Sears	50%	145,900	100.0%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	Sears	(5)	107,200	100.0%
3	Coastland Center	Naples	FL	GGP II JV	Sears	(5)	80,900	100.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	Sears	(5)	113,200	100.0%
5	Natick Collection (3)	Natick	MA	GGP I JV	Sears	(4)	95,400	74.9%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	Sears	(4)	140,600	77.7%
7	Sooner Mall (3)	Norman	OK	GGP I JV	Sears	50%	33,400	100.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	Sears	50%	81,500	100.0%
9	Alderwood	Lynnwood	WA	GGP I JV	n/a	(4)	88,900	5.2%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(2)	Based on signed leases as of September 30, 2018; GLA presented at the Company's proportional share.
(3)	Property is subject to a lease or ground lease agreement.
(4)	As of September 30, 2018, the JVs had exercised certain recapture rights with respect to this property.
(5)	As of September 30, 2018, Sears Holdings had exercised its termination rights with respect to this property

Simon Joint Venture Properties

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	Sears	50%	82,700	100.0%
2	Briarwood	Ann Arbor	MI	Simon JV	Sears	50%	85,300	100.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	Sears	50%	110,700	100.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	Sears	50%	75,100	100.0%
5	Barton Creek Square	Austin	TX	Simon JV	Sears	50%	82,300	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of September 30, 2018; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

September 30, 2018

Macerich Joint Venture Properties

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	Sears	50%	70,800	100.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	Sears	50%	62,500	100.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	Sears	50%	138,800	100.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	Sears	50%	74,300	100.0%
5	Danbury Fair	Danbury	CT	Macerich JV	Sears	50%	89,200	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	Sears	50%	97,500	100.0%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	Sears	50%	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	Sears	50%	110,000	100.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	Sears	50%	75,300	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of September 30, 2018; GLA presented at the Company's proportional share.

Invesco Real Estate Joint Venture Properties

					Sears or	Recapture	Total
	Property Address	City	State	Joint Venture	Kmart	Rights	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	n/a	(2)	48,200	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	n/a	(2)	113,100	23.3%

(1)	Based on signed leases as of September 30, 2018; GLA presented at the Company's proportional share.
(2)	As of September 30, 2018, the JV had exercised its 100% recapture rights with respect to this property.

First Washington Joint Venture Properties

					Sears or	Recapture	Total
	Property Address	City	State	Joint Venture	Kmart	Rights	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	n/a	(2)	81,800	61.7%

(1)	Based on signed leases as of September 30, 2018; GLA presented at the Company's proportional share.
(2)	As of September 30, 2018, the JV had exercised its 100% recapture rights with respect to this property.

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2018

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	(5)	257,700	95.8%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding	n/a	(6)	88,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	Sears	(5)	177,100	94.2%	15
4	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	(6)	66,200	100.0%	7
5	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
6	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
7	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
8	12025 North 32nd Street	Phoenix	AZ	Freestanding	n/a	n/a	151,200	100.0%	11
9	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
10	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
11	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	(5)	250,100	100.0%	20
12	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
13	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	(6)	95,200	100.0%	7
14	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	91.2%	8
15	20700 South Avalon Boulevard	Carson	CA	Mall	n/a	(5)	182,900	83.7%	13
16	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
17	5900 Sunrise Mall	Citrus Heights	CA	Mall	n/a	(6)	289,500	0.0%	22
18	912 County Line Road	Delano	CA	Freestanding	Kmart	50%	86,100	100.0%	6
19	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	(5)	286,400	100.0%	22
20	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
21	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	(5)	164,100	100.0%	9
22	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
23	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	(5)	217,600	100.0%	13
24	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
25	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10
26	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
27	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
28	6000 Mowry Avenue	Newark	CA	Mall	Sears	(6)	145,800	100.0%	10
29	12121 Victory Boulevard	North Hollywood	CA	Shopping Center	Sears	(5)	161,900	100.0%	4
30	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	136,500	100.0%	8
31	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
32	5261 Arlington Avenue	Riverside	CA	Freestanding	Sears	50%	214,200	100.0%	19
33	3001 Iowa Avenue	Riverside	CA	Freestanding	n/a	(6)	132,600	28.7%	13
34	1191 Galleria Boulevard	Roseville	CA	Mall	n/a	(5)(6)	131,500	89.9%	9
35	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10
36	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2018

37	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
38	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
39	4015 Capitola Road	Santa Cruz	CA	Mall	Sears	(5)	123,800	90.6%	10
40	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
41	895 Faulkner Road	Santa Paula	CA	Freestanding	Kmart	50%	71,300	100.0%	10
42	40710 Winchester Road	Temecula	CA	Mall	Sears	(5)	120,100	94.8%	10
43	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	(6)	164,000	100.0%	11
44	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
45	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
46	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
47	100 Westminster Mall	Westminster	CA	Mall	Sears	(5)	197,900	100.0%	14
48	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
49	1400 East 104th Avenue	Thornton	CO	Shopping Center	n/a	(6)	186,800	30.5%	25
50	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11
51	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding	Kmart	(5)	123,300	100.0%	13
52	5900 Glades Road	Boca Raton	FL	Mall	Sears	(5	178,500	100.0%	19
53	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
54	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
55	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	(5)	211,200	100.0%	14
56	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	(5)	212,900	100.0%	13
57	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
58	6201 West Newberry Road	Gainesville	FL	Mall	n/a	(6)	139,100	100.0%	8
59	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
60	1460 West 49th Street	Hialeah	FL	Freestanding	n/a	(5)	100,500	100.0%	9
61	2211 West Vine Street	Kissimmee	FL	Shopping Center	n/a	(6)	148,900	24.4%	14
62	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
63	1050 South Babcock Street	Melbourne	FL	Freestanding	Sears	50%	102,600	100.0%	14
64	19505 Biscayne Boulevard	Miami	FL	Mall	n/a	(5)	173,300	3.0%	12
65	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15
66	10700 Biscayne Boulevard	North Miami	FL	Freestanding	n/a	(5	119,900	95.0%	11
67	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12
68	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
69	3111 East Colonial Drive	Orlando	FL	Mall	n/a	(5)	130,400	90.3%	18
70	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
71	7171 North Davis Highway	Pensacola	FL	Shopping Center	n/a	(6)	127,900	100.0%	15
72	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	(5)	201,600	100.0%	18
73	8201 South Tamiami Trail	Sarasota	FL	Mall	n/a	(6)	204,500	0.0%	15
74	4501 66th Street North	St. Petersburg	FL	Freestanding	Kmart	50%	120,600	100.0%	11

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2018

75	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall	n/a	(5)	147,800	97.4%	14
76	7810 Abercorn Street	Savannah	GA	Mall	Sears	(6)	167,300	100.0%	15
77	500 North Nimitz Highway	Honolulu	HI	Freestanding	n/a	(5)	76,100	100.0%	4
78	1501 Highway 169 North	Algona	IA	Freestanding	Kmart	50%	99,300	100.0%	7
79	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	n/a	(6)	146,000	0.0%	12
80	1405 South Grand Avenue	Charles City	IA	Freestanding	Kmart	50%	96,600	100.0%	11
81	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
82	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
83	4730 West Irving Park Road	Chicago	IL	Freestanding	Sears	(5)	356,700	100.0%	6
84	1601 North Harlem Avenue	Chicago	IL	Freestanding	n/a	(6)	293,700	5.1%	7
85	5050 South Kedzie Avenue	Chicago	IL	Shopping Center	n/a	(6)	129,300	68.6%	9
86	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
87	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
88	2860 South Highland Avenue	Lombard	IL	Freestanding	n/a	n/a	139,300	100.0%	8
89	7503 West Cermak Road	North Riverside	IL	Mall	Sears	(5)	202,500	93.7%	13
90	2 Orland Square Drive	Orland Park	IL	Mall	Sears	(5)	199,600	100.0%	16
91	2500 Wabash Avenue	Springfield	IL	Shopping Center	n/a	(6)	131,400	84.9%	14
92	3231 Chicago Road	Steger	IL	Freestanding	Kmart	(6)	87,400	100.0%	3
93	3101 Northview Drive	Elkhart	IN	Shopping Center	n/a	(6)	86,600	100.0%	8
94	4201 Coldwater Road	Ft. Wayne	IN	Mall	Sears	(5)(6)	231,900	100.0%	15
95	101 West Lincoln Highway	Merrillville	IN	Shopping Center	n/a	(6)	170,900	83.0%	17
96	4820 South 4th Street Trafficway	Leavenworth	KS	Freestanding	n/a	(6)	83,600	0.0%	9
97	9701 Metcalf Avenue	Overland Park	KS	Shopping Center	n/a	(6)	215,000	5.6%	19
98	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center	n/a	(6)	92,900	69.5%	13
99	5101 Hinkleville Road	Paducah	KY	Mall	n/a	(6)	97,300	66.2%	9
100	5715 Johnston Street	Lafayette	LA	Mall	n/a	(6)	194,900	0.0%	16
101	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding	n/a	(6)	96,600	100.0%	12
102	200 Grossman Drive	Braintree	MA	Shopping Center	n/a	(5)	84,900	100.0%	34
103	1325 Broadway	Saugus	MA	Mall	Sears	(5)	210,800	68.8%	16
104	15700 Emerald Way	Bowie	MD	Shopping Center	Sears	(5)	131,000	100.0%	11
105	126 Shawan Road	Cockeysville	MD	Shopping Center	n/a	(5)(6)	122,800	37.7%	12
106	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
107	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
108	2355 US Highway 23 South	Alpena	MI	Freestanding	n/a	(6)	118,200	0.0%	12
109	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	(6)	152,700	100.0%	15
110	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
111	1560 US 31 South	Manistee	MI	Shopping Center	n/a	(6)	94,700	0.0%	12
112	32123 Gratiot Avenue	Roseville	MI	Mall	n/a	(5)(6)	367,900	51.9%	21

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2018

113	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding	n/a	(6)	92,700	0.0%	11
114	22801 Harper Avenue	St. Clair Shores	MI	Freestanding	n/a	(5)	103,000	100.0%	11
115	300 West 14 Mile Road	Troy	MI	Mall	Sears	(5)(6)	384,100	100.0%	30
116	3100 Washtenaw Road	Ypsilanti	MI	Freestanding	n/a	n/a	99,400	100.0%	12
117	14250 Buck Hill Road	Burnsville	MN	Mall	n/a	(6)	161,700	0.0%	15
118	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center	n/a	(6)	87,100	9.2%	15
119	3001 White Bear Avenue North	Maplewood	MN	Mall	n/a	(6)	175,000	0.0%	14
120	425 Rice Street	St. Paul	MN	Freestanding	Sears	100%	217,900	100.0%	17
121	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding	Kmart	(5)	82,600	100.0%	6
122	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	(5)	124,000	100.0%	11
123	2304 Missouri Boulevard	Jefferson City	MO	Freestanding	n/a	(6)	97,700	100.0%	10
124	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
125	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	(6)	166,700	97.5%	18
126	3180 Highway 2 West	Havre	MT	Freestanding	Kmart	(6)	94,700	100.0%	9
127	1 South Tunnel Road	Asheville	NC	Mall	Sears	(5)	240,700	100.0%	16
128	545 Concord Parkway North	Concord	NC	Shopping Center	n/a	(6)	171,300	19.7%	26
129	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	171,700	77.6%	16
130	1 20th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
131	4700 2nd Avenue	Kearney	NE	Freestanding	n/a	(6)	80,000	81.1%	8
132	1500 South Willow Street	Manchester	NH	Mall	Sears	(6)	144,100	100.0%	11
133	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
134	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
135	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	(5)(6)	250,500	100.0%	14
136	1500 Highway 35	Middletown	NJ	Freestanding	n/a	100%	191,100	100.0%	23
137	1640 Route 22	Watchung	NJ	Freestanding	n/a	(5)	116,400	86.9%	19
138	1205 East Pine Street	Deming	NM	Freestanding	n/a	(6)	96,600	0.0%	10
139	3000 East Main Street	Farmington	NM	Freestanding	Kmart	50%	90,700	100.0%	11
140	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
141	10405 South Eastern Avenue	Henderson	NV	Shopping Center	n/a	(6)	143,500	100.0%	12
142	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	(5)	139,200	77.6%	11
143	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	(5)	198,800	100.0%	3
144	1425 Central Avenue	Albany	NY	Mall	n/a	(5)(6)	277,900	17.8%	21
145	4155 State Route 31	Clay	NY	Mall	Sears	(6)	146,500	100.0%	12
146	4000 Jericho Turnpike	East Northport	NY	Shopping Center	n/a	(6)	179,700	92.7%	18
147	195 North Broadway	Hicksville	NY	Freestanding	Sears	(5)	362,500	100.0%	30
148	601 Harry L Drive	Johnson City	NY	Mall	n/a	(6)	155,100	0.0%	11
149	2801 West State Street	Olean	NY	Freestanding	n/a	(5)(6)	118,000	46.9%	13
150	317 Greece Ridge Center Drive	Rochester	NY	Mall	n/a	(6)	128,500	0.0%	15

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2018

151	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
152	200 Eastview Mall	Victor	NY	Mall	Sears	(6)	123,000	100.0%	14
153	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	(5)	160,000	100.0%	12
154	4100 Belden Village Avenue Northwest	Canton	OH	Mall	Sears	(5)	219,400	100.0%	19
155	2000 Brittain Road	Chapel Hill	OH	Mall	n/a	(6)	193,100	0.0%	21
156	2700 Miamisburg Centerville Road	Dayton	OH	Mall	Sears	(5)(6)	171,900	95.8%	16
157	1005 East Columbus Street	Kenton	OH	Freestanding	n/a	(6)	96,100	0.0%	11
158	502 Pike Street	Marietta	OH	Freestanding	Kmart	50%	87,500	100.0%	7
159	7875 Johnnycake Ridge Road	Mentor	OH	Mall	n/a	(6)	208,700	0.0%	20
160	6950 West 130th Street	Middleburg Heights	OH	Shopping Center	n/a	(6)	351,600	0.0%	15
161	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
162	555 South Avenue	Tallmadge	OH	Freestanding	Kmart	50%	84,200	100.0%	8
163	3408 West Central Avenue	Toledo	OH	Shopping Center	n/a	(6)	209,900	0.0%	11
164	4400 South Western Avenue	Oklahoma City	OK	Freestanding	Sears	(5)(6)	223,700	100.0%	24
165	3132 East 51st Street	Tulsa	OK	Freestanding	n/a	n/a	87,200	100.0%	9
166	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	(5)	144,300	100.0%	12
167	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
168	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
169	160 North Gulph Road (7)	King of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14
170	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
171	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center	n/a	(6)	83,500	69.9%	10
172	400 North Best Avenue	Walnutport	PA	Freestanding	Kmart	50%	121,200	100.0%	16
173	1094 Haines Road	York	PA	Shopping Center	n/a	(6)	82,000	0.0%	6
174	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
175	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
176	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
177	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	Kmart	(5)	217,100	94.4%	18
178	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
179	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9
180	650 Bald Hill Road	Warwick	RI	Shopping Center	n/a	(5)(6)	211,700	93.0%	20
181	3801B Clemson Boulevard	Anderson	SC	Shopping Center	n/a	(5)	117,100	100.0%	12
182	7801 Rivers Avenue	Charleston	SC	Mall	n/a	(5)	127,500	46.8%	14
183	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
184	4570 Poplar Avenue	Memphis	TN	Freestanding	n/a	(5)	112,700	80.7%	11
185	12625 North Interstate Highway 35	Austin	TX	Shopping Center	n/a	(5)	172,000	26.2%	25
186	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
187	9484 Dyer Street	El Paso	TX	Freestanding	n/a	(6)	110,400	54.8%	11
188	300 Baybrook Mall	Friendswood	TX	Mall	n/a	(6)	166,000	0.0%	13

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2018

189	303 Memorial City	Houston	TX	Mall	Sears	(5)	214,400	100.0%	20
190	12605 North Gessner Road	Houston	TX	Freestanding	n/a	n/a	134,000	100.0%	11
191	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
192	2501 Irving Mall	Irving	TX	Mall	Sears	50%	88,200	95.8%	18
193	201 Central Park Mall	San Antonio	TX	Freestanding	n/a	(5)(6)	198,900	39.5%	15
194	4000 North Shepherd	Shepherd	TX	Freestanding	Sears	50%	201,700	100.0%	12
195	13131 Preston Road	Valley View	TX	Mall	n/a	(5)	235,000	2.5%	23
196	9570 Southwest Freeway	Westwood	TX	Freestanding	n/a	(6)	213,600	100.0%	18
197	2010 North Main Street	Layton	UT	Shopping Center	n/a	(6)	176,800	91.0%	14
198	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center	Sears	(5)(6)	193,500	95.1%	12
199	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
200	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	(6)	169,400	100.0%	15
201	12000 Fair Oaks Mall	Fairfax	VA	Mall	Sears	(5)	220,700	72.3%	15
202	5200 Mercury Boulevard	Hampton	VA	Shopping Center	Sears	50%	247,200	100.0%	16
203	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	(6)	197,300	100.0%	14
204	141 West Lee Highway	Warrenton	VA	Shopping Center	n/a	(6)	86,100	25.4%	9
205	2200 148th Avenue Northeast	Redmond	WA	Shopping Center	Sears	(5)	267,400	86.6%	15
206	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	(5)	129,600	100.0%	10
207	5200 South 76th Street	Greendale	WI	Mall	n/a	(6)	187,500	76.1%	21
208	53 West Towne Mall	Madison	WI	Mall	Sears	(5)(6)	142,400	100.0%	18
209	101 Great Teays Boulevard	Scott Depot	WV	Freestanding	Kmart	(6)	89,800	100.0%	8
210	2150 South Douglas Highway	Gillette	WY	Freestanding	Kmart	(5)	94,600	100.0%	10
211	1960 North Federal Boulevard	Riverton	WY	Freestanding	n/a	(6)	94,800	0.0%	9
	Total - Wholly-Owned Properties						32,831,800	80.4%	2,740

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)

Properties with 50% recapture rights are subject to the Company's right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company's right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of September 30, 2018.
(5)	As of September 30, 2018, the Company had exercised certain recapture rights, or notified Sears Holdings of its intent to exercise such recapture rights, with respect to this property.
(6)	As of September 30, 2018, Sears Holdings had exercised its termination rights, or notified the Company of its intent to exercise its termination rights, with respect to this property.
(7)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDAre, Company EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, EBITDAre, Company EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Annualized Total NOI is a forward-looking non-GAAP measure for which the Company does not believe it can provide reconciling information to a corresponding forward-looking GAAP measure without unreasonable effort.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring and personnel costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT, which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

DISCLOSURES

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as lease termination income, loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO; the definition and calculation remain the same.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our significant exposure to Sears Holdings and the effects of its recently announced bankruptcy filing; Sears Holdings’ termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our relatively limited history as an operating company.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Sears Holdings Bankruptcy Filing

On October 15, 2018, Sears Holdings and certain of its affiliates filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).    Bankruptcy proceedings are subject to uncertainty and there can be no assurance how the Bankruptcy Court’s or other parties’ actions or decisions may affect Sears Holdings.  There can be no assurance as to whether or when Sears Holdings will successfully reorganize and emerge from bankruptcy proceedings or how the Master Lease will be impacted by the bankruptcy proceedings. Any of various outcomes may occur, any of which could have a material and adverse impact on our business, results of operations and financial condition.  We are monitoring, and will continue to monitor, Sears Holdings’ bankruptcy proceedings and the impact on its business.  For more information regarding the same, refer to the risk factors relating to Sears Holdings in our periodic filings with the Securities and Exchange Commission (the “SEC”).

For additional information from the Company regarding the Sears Holding bankruptcy filing, please see the press release and letter from our CEO filed on Form 8-K with the SEC on October 15, 2018 and available in the Investors section of the Company’s website, www.seritage.com.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com